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                                                                     EXHIBIT 3.3

                                SECOND AMENDMENT
                                     TO THE
                           THIRD AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                       AMERICAN INDUSTRIAL PROPERTIES REIT


         The undersigned, acting as the Trust Managers of American Industrial Properties REIT, a real estate investment trust formed under the Texas Real Estate Investment Trust Act (the "Texas REIT Act"), hereby adopt the following amendment to the Third Amended and Restated Declaration of Trust for such Trust, which amendment replaces in its entirety the following Article of the Third Amended and Restated Declaration of Trust for such Trust.

                                  ARTICLE FIVE

         The names and mailing addresses of the Trust Managers are as follows:

       Name                                      Mailing Address
       ----                                      ---------------
William H. Bricker                               16475 Dallas Parkway, Suite 300
                                                 Dallas, Texas  75248

T. Patrick Duncan                                8000 Robert F. McDermott Freeway
                                                 Suite 600, IH-10 West
                                                 San Antonio, Texas 78230-3884

Robert E. Giles                                  5051 Westheimer, Suite 300
                                                 Houston, Texas 77056

Edward B. Kelley                                 8000 Robert F. McDermott Freeway
                                                 Suite 600, IH-10 West
                                                 San Antonio, Texas 78230-3884

Stanley J. Kraska, Jr.                           100 East Pratt Street
                                                 Baltimore, Maryland 21202

Russell C. Platt                                 1221 Avenue of the Americas, 22nd Floor
                                                 New York, New York 10020

Charles W. Wolcott                               6210 North Belt Line Road, Suite 170
                                                 Irving, Texas 75063

Scott A. Wolstein                                34555 Chagrin Blvd.
                                                 Moreland Hills, Ohio 44022

Robert H. Gidel                                  34555 Chagrin Blvd.
                                                 Moreland Hills, Ohio 44022

Albert T. Adams                                  34555 Chagrin Blvd.
                                                 Moreland Hills, Ohio 44022

James A. Schoff                                  34555 Chagrin Blvd.
                                                 Moreland Hills, Ohio 44022

         IN WITNESS WHEREOF, the undersigned Trust Managers do hereby execute this Amendment to the Third Amended and Restated Declaration of Trust as of the ____ day of January, 1999.

/s/ William H. Bricker                               /s/ Charles W. Wolcott
----------------------------------                   ----------------------------------
WILLIAM H. BRICKER                                   CHARLES W. WOLCOTT


/s/ T. Patrick Duncan                                /s/ Scott A. Wolstein
----------------------------------                   ----------------------------------
T. PATRICK DUNCAN                                    SCOTT A. WOLSTEIN


/s/ Robert E. Giles                                  /s/ Robert H. Gidel
----------------------------------                   ----------------------------------
ROBERT E. GILES                                      ROBERT H. GIDEL


/s/ Edward B. Kelley                                 /s/ Albert T. Adams
----------------------------------                   ----------------------------------
EDWARD B. KELLEY                                     ALBERT T. ADAMS


/s/ Stanley J. Kraska                                /s/ James A. Schoff
----------------------------------                   ----------------------------------
STANLEY J. KRASKA, JR.                               JAMES A. SCHOFF


/s/ Russell C. Platt
----------------------------------
RUSSELL C. PLATT